Exhibit 99.2

1 US Ecology Overview June 24, 2019

FORWARD LOOKING STATEMENTS

Statements in this communication that are not historical facts are forward-looking statements that reflect US Ecology's and NRCG's respective management's current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to, among other things, the anticipated closing of the proposed transaction, the satisfaction of closing conditions to the transaction, the expected benefits of the proposed merger, including estimated synergies, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of the combined companies, the ownership structure of the combined company and the refinancing of NRCG's existing indebtedness. All statements other than historical facts may be forward-looking statements; words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may", "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of US Ecology or NRCG. Factors that could cause US Ecology's or NRCG's actual results to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of NRCG or US Ecology are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of NRCG or US Ecology to terminate the Merger Agreement, (3) litigation relating to the transaction; (4) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (5) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (6) unexpected costs, charges or expenses resulting from the transaction (7) the ability of NRCG and US Ecology to retain and hire key personnel; (8) competitive responses to the proposed transaction and the impact of competitive services; (9) certain restrictions during the pendency of the mergers that may impact NRCG's or US Ecology's ability to pursue certain business opportunities or strategic transaction; (10) the terms and availability of the indebtedness planned to be incurred in connection with the transaction to refinance NRCG's existing indebtedness; (11) potential adverse changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies' ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies' existing businesses; and (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which NRCG and US Ecology operate. These risks, as well as other risks associated with the proposed transaction, will be more fully described in the joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. Neither US Ecology nor NRCG undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of US Ecology, NRCG or the combined company, whether following the implementation of the proposed transaction or otherwise.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to US Ecology's and NRCG's overall business, including those more fully described in US Ecology's and NRCG's filings with the SEC.

No Offer or Solicitation

This communication relates to a proposed business combination between US Ecology and NRCG. The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

2 US ecology | Unequaled service. Solutions you can trust.

3 ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, US Ecology will file with the SEC a Registration Statement on Form S - 4 that will in clude the Joint Proxy Statement of US Ecology and NRCG and a Prospectus of US Ecology, as well as other relevant documents regarding the prop ose d transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, REGARDING THE MERGERS WHEN THIS DOCUMENT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of U S E cology and NRCG. A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about US Ecolo gy and NRCG, may be obtained once it becomes available at the SEC’s website, www.sec.gov. You will also be able to obtain these documents, fr ee of charge, by accessing US Ecology’s website at https://investors.usecology.com/ or by accessing NRCG’s website at www.ir.nrcg.com. Participants in the Solicitation Relating to the Mergers US Ecology and NRCG and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from US Ecology stockholders and NRCG stockholders in respect of the pr oposed transaction. Information regarding US Ecology’s directors and executive officers is contained in US Ecology’s Annual Report o n F orm 10 - K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 11, 2019, which are filed with the SEC. Inf orm ation regarding NRCG’s directors and executive officers is contained in NRCG’s Annual Report on Form 10 - K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 17, 2019, which are filed with the SEC. Additional information regarding th e interests of those participants and other persons who may be deemed participants in the transaction will be included in the registration s tat ement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of the se documents may be obtained as described in the preceding paragraph.

4 Our Story

Background and History Stablex Facility Acquired Grand View, ID facility acquired 2001 2008 Thermal recycling services opened in Robstown, TX 1984 1952 1965 Founded as Nuclear Engineering Company America’s second LLRW disposal facility ( Richland, WA) opened 1968 First Hazardous waste services facility opened (Sheffield, IL) 1962 America’s first licensed LLRW disposal facility (Beatty, NV) 1973 Opened Robstown, TX Hazardous Waste Disposal Cells 2007 2005 Changed name to US Ecology, Inc. 2010 American Ecology Corp. spun out; went public 1970 Opened Beatty, NV Hazardous Waste Disposal Cells 1975 1976 Acquired by Teledyne Passed the Resource Conservation & Recovery Act (RCRA) and Toxic Substances Control Act (TSCA) Upgraded infrastructure at Texas, Nevada and Idaho; Added Rail Fleet  Founded in 1952, US Ecology has over six decades of history as a market leader, maintaining its position by adding new sites and continuously expanding its unique and comprehensive mix of services in the environmental services industry 67 years of Experience and Industry Leadership 2014 Acquired EQ 5 Background and History 2016 Acquired Facilities: Tilbury, ON Vernon, CA 2018 Acquired ES&H Acquired EcoServe Winnie 2019 NRCG Merger

6 A DECADE OF PROGRESS Adding Valuable Assets to Create a National TSDF Footprint Expanding Permits and Services to Broaden Capabilities Investing in Infrastructure to Diversify and Increase Flexibility Supporting Customer Needs and Executing on Growth Initiatives Dynecol ENVIRONMETAL SERVICES INC e VOQUA Vernon ES & H of Dallas Vision: To be the premier provider of comprehensive environmental services. Treatment & Recycling (22) Landfills (6) Service Centers (20) Headquarters Retail Satellites (9) (4) Mexico Québec (2) (2) United States (2) Ontario

US ECOLOGY'S EXECUTIVE TEAM



Jeff Feeler
Chairman, President & Chief Executive Officer

- 25+ years of experience in business across multiple industries
- Joined the Company in 2006
- Chief Financial Officer from 2007 to 2012
- Prior experience includes MWI Veterinary Supply, Albertson's, Hewlett-Packard and PricewaterhouseCoopers
- Certified Public Accountant; BBA of Accounting, Boise State University



Steve Welling
Executive Vice President, Sales & Marketing

- 25+ years of experience in environmental and industrial services
- Joined EnviroSource in 1989 and became part of USE in 2001 when Idaho location acquired
- SVP Sales & Marketing from 2010 to 2012, VP Sales & Marketing from 2003 to 2010
- Prior experience includes Envirosource and Matlack, Inc.
- B.S. in Business Marketing, California State University-Stanislaus



Eric Gerratt
Executive Vice President, Chief Financial Officer & Treasurer

- 20+ years of experience in financial reporting and accounting
- Joined the Company in 2007
- VP Controller from 2007 to 2013
- Prior experience includes SUPERVALU, Inc., Albertsons and PricewaterhouseCoopers
- Certified Public Accountant; B.S. in Accounting, University of Idaho



Andy Marshall
Executive Vice President, Environmental Health and Safety

- 20+ years of experience assisting companies comply with environmental regulations
- Joined the Company in 2010
- EVP, Environmental Health and Safety from 2017 to 2019; Director, Env. Affairs and Facility Operations from 2010 to 2017
- Prior experience includes AP Marshall & Associates, Kleinfelder, and Boise Cascade
- B.S. in Civil Engineering, Seattle University; M.S. in Env. Engineering, Oregon State University; MBA, Northwest Nazarene University



Simon Bell
Executive Vice President, Chief Operating Officer

- 25+ years of experience in environmental and industrial services
- Joined the Company in 2001
- EVP of Operations from 2005 to 2016, General Manager and VP from 2001 to 2005
- Prior experience includes Clean Harbors, Stibnite Mining
- B.S. in Geology, Colorado State University

7 US ecology | Unequaled service. Solutions you can trust.

Shared Values • To provide safe and compliant solutions to protect human health and the environment Why We Exist -- (i.e. Mission) • To be the premier provider of comprehensive environmental services Who do we want to become? (i.e. Vision) • Permission to Play -- Required to be part of and remain a member of the US Ecology Team • Safety and Compliance • Protecting the Environment • Doing the Right Thing, the Right Way • Living the Humble, Hungry and Smart Virtues What we Believe (i.e. Values)

How We Win! Being “One Team” Innovative Solutions Being a Trusted Partner Service Excellence We aspire to become better, never satisfied with the status quo! Awesome Should Become Standard

Why is this so important? » We are not a small organization ; About to get much bigger! » In order to be successful, we need the entire team to be working in unison , moving the organization forward. » This is more than just the leaders, it is all team members. » As we hire or acquire new team members it is imperative we are living and championing our values, mission and vision. » This will result in an exponential increase in results. » With this, we will: » Produce a better product or service , » provide unequaled customer service, » drive operational excellence through all areas and the business; » and ultimately win !

12 Why NRCG?

13 What NRCG Brings US Ecology 1. Expands our Leadership in Specialty and Industrial Waste Services 2. Provides us with a National Emergency Response and Standby Network with Room to Grow 3. Provides a National Service Network, which is Consistent with our Growth Strategy 4. Provides a Highly Complementary New Waste Vertical in E&P Waste Disposal 5. Great Team Members 6. Financially Attractive – Achieve 5 Year Financial Goal in One Year, Highly Accretive to Earnings Per Share, Achieves Combined ~10% Return On Invested Capital by 2021

14 US Ecology NRCG Pro Forma Combined Company (1) 2018A Revenue $566 million (7) $389 million (2) $955 million 2018A Adj. EBITDA $125 million (7) $91 million (2) $216 million 2018A % EBITDA Margin 22.0% 23.4% 22.6% 2018A Revenue Mix (3) (1) Excludes synergies. (2) Pro forma revenue and adjusted EBITDA as reported on NRCG’s Form 8 - K dated March 18, 2019 . (3) Based on reported FY2018 segment revenues in US Ecology’s Form 10 - K and NRCG’s Form - 10K . (4) Refers to the segment "International " as reported on NRCG's Form 10 - K. (5) Refers to the segment "Domestic Environmental Services" as reported on NRCG's Form 10 - K. (6) Combination of US Ecology’s Environmental Services segment and NRCG’s Waste Disposal (i.e., Sprint) segment. (7) As reported on US Ecology’s Form 8 - K/A dated February 22, 2019. 71% 29% 51% 49% Environmental Services Field & Industrial Services Field & Industrial Services Environmental Services (6) Waste Disposal Standby Services Scale & Mix of Combined Business Domestic Field & Industrial Services (5) 63% 7% 21% 9% International Field & Industrial Services (4)

15 Results In A Best - In - Class National Service Network (4) Mexico Québec (2) (2) United States (2) Ontario Equipment Staging (37) E&P Landfill (3) Haz /Rad Landfills (6) Treatment & Recycling (36) Service Centers (70) Headquarters Retail Satellites (9) Other North America: San Nicholas, Aruba St. Croix, USVI San Juan, PR Kapolei, HI Tampico, MX Paraiso , MX Other International: Aberdeen, UK Alness , UK Milton Keynes, UK Liverpool, UK Tbilisi , Republic of Georgia Rustavi, Georgia Borjomi, Georgia Tsalka, Georgia Batumi, Georgia Istanbul, Turkey Ceyhan, Adana/Turkey Kayseri, Turkey Kars, Turkey Erzincan, Turkey Abu Dhabi, United Arab Emirates

16 What’s Next? • Integration Planning • Shareholder approval, other review and satisfaction of closing conditions • Close Q4 • Post - close: • Welcome the NRCG team to the US Ecology family • Create integration planning team – map out Ops, Sales, HR/administrative plans to realize this exciting opportunity Be the premier provider of comprehensive environmental services

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